Exhibit 10.2

Execution Copy

CONSENT AND MODIFICATION OF SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT AND TRANCHE B NOTES

This CONSENT AND MODIFICATION OF SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT AND TRANCHE B NOTES (this “Modification”) is dated as of August 12, 2010 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the “Company”) and the Purchasers signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Modification shall have the meanings ascribed to them in the Note Purchase Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Company and the Purchasers are party to that certain Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended by Amendment No. 1 to Note Purchase Agreement, dated as of April 15, 2008 (“Amendment No. 1”), Amendment No. 2 to Senior Subordinated Note Purchase Agreement, dated as of December 24, 2008 (“Amendment No. 2”) and Amendment No. 3 to Senior Subordinated Note Purchase Agreement, dated as of December 22, 2009 (“Amendment No. 3”), and as otherwise amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Purchasers those certain 18% Senior Subordinated Notes due 2011 in accordance with and pursuant to the terms and provisions of the Note Purchase Agreement;

WHEREAS, in connection with Amendment No. 3, the Company issued the Tranche B Notes to the Tranche B Purchasers (the “Existing Tranche B Notes”);

WHEREAS, the Company desires that the maturity date in respect of the Tranche B Notes be extended from June 6, 2011 to June 6, 2012;

WHEREAS, the Company also desires to issue and sell additional Tranche B Notes to the Tranche B Purchasers in an aggregate principal amount not to exceed $15,000,000 at a purchase price equal to 100% of the principal amount thereof (the “New Tranche B Notes”), the proceeds of which will be used to make an investment in ITG – Phong Phu Joint Venture Company;

WHEREAS, for good and valuable consideration, the Purchasers are willing to consent to the extension of the maturity date in respect of the Existing Tranche B Notes and the issuance of the New Tranche B Notes, all upon the terms and conditions as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1               Extension of Tranche B Notes Maturity Date.  Notwithstanding anything in the Note Purchase Agreement or any of the Existing Tranche B Notes to the contrary, including, without limitation, Section 9.1 of the Note Purchase Agreement or the title and first sentence of each of the Existing Tranche B Notes, the date on which the entire outstanding principal amount of, and the interest then accrued and unpaid on, the Tranche B Notes (including each of the Existing Tranche B Notes and each of the New Tranche B Notes) shall be due and payable is hereby extended from June 6, 2011 to June 6, 2012, and each reference to the maturity date of the Tranche B Notes in each of the Note Purchase Agreement, each of the Tranche B Notes and each of the other Financing Documents is hereby deemed modified to the extent, but only to the extent, inconsistent with the foregoing extension.

2              Purchase of New Tranche B Notes.

(a)           Initial Closing.  On the date hereof, and simultaneous with the effectiveness hereof, WLR IV Parallel ESC, L.P., WLR Recovery Fund III, L.P., and WLR Recovery Fund IV, L.P. (the “WLR Purchasers”) shall collectively purchase not more than $5,000,000 of New Tranche B Notes.  On the date hereof, the Company will deliver to each WLR Purchaser the New Tranche B Notes to be purchased by such WLR Purchaser, such New Tranche B Notes to be in substantially the form attached hereto as Exhibit A (the “Form New Tranche B Note), against delivery by such WLR Purchaser to the Company of immediately available funds in the amount of the purchase price therefor (the “Initial New Tranche B Purchase”).

(b)           Subsequent Closings.  From time to time after the date hereof, one or more of the WLR Purchasers may collectively purchase additional New Tranche B Notes (each a “Subsequent Closing”), provided that the aggregate principal amount of New Tranche B Notes purchased at such Subsequent Closings, together with the New Tranche B Notes purchased pursuant to the Initial New Tranche B Purchase shall not exceed $15,000,000.  At each such Subsequent Closing, the Company will deliver to each WLR Purchaser the New Tranche B Notes to be purchased by such WLR Purchaser in substantially the form of the Form New Tranche B Note against delivery by such WLR Purchaser to the Company of immediately available funds in the amount of the purchase price therefor (each a “Subsequent New Tranche B Purchase”; the Initial New Tranche B Purchase and each Subsequent New Tranche B Purchase are collectively referred to herein as the “New Tranche B Purchases).

3             Consent to Tranche B Purchases.  Each of the Purchasers party hereto, subject to satisfaction of the conditions to effectiveness set forth in Section 5 below, hereby consent to consummation of the New Tranche B Purchases.

4              Representations and Warranties.

(a)           The execution, delivery and performance by the Company of this Modification has been duly authorized by all necessary corporate action and this Modification and the Note Purchase Agreement as Modified hereby constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

(b)           Upon the effectiveness of this Modification and after giving effect hereto, no Default or Event of Default exists under the Note Purchase Agreement;

(c)           Upon the effectiveness of this Modification and after giving effect hereto, all representations and warranties in the Note Purchase Agreement the other Financing Documents are true and correct in all material respects as of the effective date of this Modification, except for (i) any such representations and warranties which expressly relate to an earlier date and (ii) changes in circumstances which are otherwise expressly permitted pursuant to the terms of the Note Purchase Agreement;

(d)           Any asset held or retained by the Company or any other Credit Party as a result of or in connection with the investment by the Company in ITG – Phong Phu Joint Venture Company with the proceeds of any New Tranche B Note shall be pledged as Collateral for all purposes under the Note Purchase Agreement and the other Financing Documents.

(e)           No Purchaser or any other Person is receiving any additional fee, interest, premium or other compensation in any form in connection with this Modification or the Senor Amendment (as defined below).

5              Conditions to Effectiveness.  This Modification shall be effective on the date when the Purchasers determine that each of the following conditions have been met:

(a)           this Modification shall have been duly executed and delivered by the Company, each of the Tranche A Purchasers and each of the Tranche B Purchasers; and

(b)           the Company, the Senior Agent and the other parties thereto shall have delivered a fully executed copy of Amendment No. 20 to the Senior Credit Agreement in substantially the form attached hereto as Exhibit B (the “Senior Amendment”).

6              Miscellaneous.

6.1           Effect; Ratification.

(a)           Except as specifically set forth above, the Note Purchase Agreement and the other Financing Documents (including, without limitation, Amendment No. 1, Amendment No. 2 and Amendment No. 3) and all payment and performance obligations and all liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed.  Each of the Company and each of the Tranche B Purchasers agrees that the rights and obligations in respect of the Tranche B Notes, as modified hereby, and the New Tranche B Notes are and shall remain in all respects subject to the terms and provisions of the Debt Subordination Agreement.  The Company agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Note Purchase Agreement or the other Financing Documents.

(b)           The execution, delivery and effectiveness of this Modification shall not operate as a waiver of any Default or Event of Default (whether or not known to any Purchaser) or any right, power or remedy of the Purchasers under the Note Purchase Agreement or any other Financing Document, nor constitute an amendment or modification of any provision of the Note Purchase Agreement or any other Financing Document, except as specifically set forth herein.  Upon the effectiveness of this Modification, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Note Purchase Agreement as modified hereby.  The parties hereto acknowledge and agree that this Modification shall constitute a “Financing Document” for all purposes under the Note Purchase Agreement and the other Financing Documents.

(c)           The Company acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Purchasers of this Modification shall not be deemed (i) except as expressly provided in this Modification, to be a consent to any amendment, waiver or modification of any term or condition of the Note Purchase Agreement or of any other Financing Document, (ii) to create a course of dealing or otherwise obligate any Purchaser to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification.

(d)           The parties hereto hereby acknowledge and agree that from and after the date hereof, each New Tranche B Note shall be considered a “Tranche B Note” and an “Initial Note” for all purposes under the Note Purchase Agreement and the other Financing Documents.

(e)            Each WLR Purchaser hereby makes each representation and warranty (and agrees to each covenant) set forth in Section 7 of the Note Purchase Agreement.

(f)            Notwithstanding anything in Section 14.5 of the Note Purchase Agreement to the contrary, with respect to the assignment, exchange, transfer, replacement or other substitution of any New Tranche B Note from and after the date hereof, only a Tranche B Note in substantially the form of Exhibit A to this Modification may be received upon such assignment, exchange, transfer, replacement or other substitution.

(g)           In consideration of, among other things, the modifications provided for herein, and any other financial accommodations which the Purchasers elect to extend to the Company, the Company, on its own behalf and on behalf of each Credit Party, forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against the Collateral Agent and any Purchaser (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other representatives, based in whole or in part on facts, whether or not known, existing on or prior to the date of this Modification.  The provisions of this Section 6.1(g) shall survive the termination of the Note Purchase Agreement and payment in full of the Obligations.

6.2           Counterparts and Signatures by Fax.  This Modification may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Modification by fax or electronic mail shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification.

6.3           Severability.  In case any provision in or obligation under this Modification shall be invalid, illegal or unenforceable in any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

6.4           GOVERNING LAW.  THIS MODIFICATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date first above written.

COMPANY INTERNATIONAL TEXTILE GROUP, INC. By:/s/Craig J. Hart Name: Craig J. Hart Title: Vice President & Treasurer

PURCHASERS:

CCP F, L.P.

By: Clearlake Capital Partners, LLC, its general partner

By: CCG Operations, LLC, its managing member

By: /s/Jose Feliciano
Name: Jose Feliciano
Title: Manager

RESERVOIR CAPITAL PARTNERS, L.P.

By:  RCP GP, LLC, its general partners

By: /s/Gregg M. Zeitlin
Name: Gregg M. Zeitlin
Title: Senior Managing Director

RESERVOIR CAPITAL INVESTMENT PARTNERS,L.P.

By:  RCIP GP, LLC, its general partner

By: /s/Gregg M. Zeitlin
Name: Gregg M. Zeitlin
Title: Senior Managing Director

RESERVOIR CAPITAL MASTER FUND II, L.P.

By:  Reservoir Capital Group, L.L.C., its general partner

By: /s/Gregg M. Zeitlin
Name:  Gregg M. Zeitlin
Title: Senior Managing Director

WLR RECOVERY FUND IV, L.P.

By: WLR Recovery Associates IV, LLC, its
General Partner

By: /s/David L. Wax
Name: David L. Wax
Title: Principal Member

WLR RECOVERY FUND III, L.P.

By: WLR Recovery Associates III, LLC, its General
Partner

By: /s/David L. Wax
Name: David L. Wax
Title: Principal Member

WLR IV PARALLEL ESC, L.P.

By: INVESCO WLR IV Associates, LLC, its General
Partner

By: /s/David L. Wax
Name: David L. Wax
Title: Principal Member

Exhibit A

See attached.

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN EACH CASE SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN THIRD AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF DECEMBER 22, 2009 AMONG CLEARLAKE CAPITAL PARTNERS, LLC, INTERNATIONAL TEXTILE GROUP, INC. (THE “COMPANY”) AND GENERAL ELECTRIC CAPITAL CORPORATION (THE “AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO (i) THAT CERTAIN CREDIT AGREEMENT DATED AS OF DECEMBER 29, 2006 (THE “SENIOR CREDIT AGREEMENT”) AMONG THE COMPANY, THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, (ii) THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF DECEMBER 29, 2006 (THE “SENIOR TERM LOAN AGREEMENT”) AMONG BURLINGTON MORELOS, S.A. de C.V., THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR TERM LOAN AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND (iii) INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THE SENIOR CREDIT AGREEMENT AND THE SENIOR TERM LOAN AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE HAS "ORIGINAL ISSUE DISCOUNT" WITHIN THE MEANING OF SECTION 1273 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.  PLEASE CONTACT THE COMPANY, ATTENTION: CRAIG J. HART, VICE PRESIDENT AND TREASURER TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 6, 2007, AMONG THE COMPANY AND THE RESPECTIVE PURCHASERS NAMED THEREIN, AS SUCH NOTE PURCHASE AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “NOTE PURCHASE AGREEMENT”) AND THAT CERTAIN AMENDED AND RESTATED DEBT SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 22, 2009, AMONG WLR RECOVERY FUND III, L.P., WLR IV PARALLEL ESC, L.P., WLR RECOVERY FUND IV, L.P., THE COMPANY AND THE PURCHASERS NAMED THEREIN, AS SUCH DEBT SUBORDINATION AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “DEBT SUBORDINATION AGREEMENT”), TO THE TRANCHE A NOTES (AS DEFINED THEREIN) AS SUCH NOTES HAVE BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE SUBORDINATION PROVISIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT, INCLUDING SECTION 9.8 THEREOF, AND THE DEBT SUBORDINATION AGREEMENT.

INTERNATIONAL TEXTILE GROUP, INC.

SENIOR SUBORDINATED NOTE DUE JUNE 6, 2012

No. R-[ ] $[PRINCIPAL AMOUNT]	[DATE] CUSIP# 46048V AA6

FOR VALUE RECEIVED, the undersigned, INTERNATIONAL TEXTILE GROUP, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of [NAME OF TRANCHE B PURCHASER] (the “Payee”), or its permitted successors or assigns, the principal sum of (i) [AMOUNT] ($[___________]) plus (ii) any PIK Interest (as defined below) not represented by a separate PIK Note (as defined below), on June 6, 2012, with interest (computed on the basis of a 360-day year payable for the number of days actually elapsed) on the unpaid balance thereof at the rate of  12.00% per annum from the date hereof until the principal hereof shall have become due and payable, payable quarterly in arrears on each Interest Payment Date (as defined below).

Prior to the occurrence of any Qualified Issuance, accrued and unpaid interest shall be paid in kind (“PIK Interest”) by adding such interest to the outstanding principal balance of this Note on the last day of each of March, June, September and December of each year (each an “Interest Payment Date”) commencing [September 30, 2010] and all of such PIK Interest shall bear interest as provided herein to the same extent as the original principal balance hereof.  Effective upon and after the occurrence of any Qualified Issuance, the accrued and unpaid interest shall be payable as follows: (i) an amount equal to the product obtained by multiplying the amount of such accrued and unpaid interest by a percentage (expressed as a decimal) obtained by dividing 9% (expressed as a decimal) by the interest rate applicable to this Note during such period (expressed as a decimal), shall be payable in cash and (ii) the remaining accrued and unpaid interest shall be payable on each Interest Payment Date in the form of PIK Interest.  After the occurrence and during the continuance of an Event of Default, (i) at all times during which the Tranche A Purchasers, collectively, constitute the Required Holders, the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective automatically upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing) or (ii) at all times during which the Tranche A Purchasers, collectively, do not constitute the Required Holders, then at the option of the Required Holders (or automatically while any Event of Default under Sections 12(f) or 12(g) of the Note Purchase Agreement (as defined below) exists), the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing).

At the option of the Payee, the Company shall provide the Payee with one or more notes substantially in the form hereof (“PIK Notes”) reflecting PIK Interest paid on each of such dates or provide an allonge to this Note reflecting such increase in the principal amount hereof in each case in the amount of such PIK Interest, provided that the failure to request an allonge or PIK Note in the amount of any PIK Interest then due and owing shall not prejudice the Payee in any respect, it being understood and agreed that any such PIK Notes and allonges shall be for the sole benefit and convenience of Payee.

Notwithstanding any other provision contained in this Note, the aggregate interest rate per annum charged with respect to this Note (including, without limitation, all charges and fees deemed to be interest pursuant to applicable law), shall not exceed the maximum rate per annum permitted by applicable law.  In the event that the aggregate interest rate per annum payable with respect to this Note (including, without limitation, all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, (i) the Company shall only pay interest at the maximum permitted rate, (ii) the Company shall continue to make such interest payments at the maximum permitted rate until all such interest payments and other charges and fees payable hereunder (in the absence of such legal limitations) have been paid in full, (iii) any interest in excess of the maximum permitted rate received by the Payee shall, at the Payee’s option, be applied to a prepayment of the principal amount of this Note or refunded to the Company, and (iv) neither the Company nor any other Person shall have any right of action against the holder of this Note for any damages or penalties arising out of the payment or collection of any such excess interest.  In determining whether the interest contracted for, charged, or received with respect to this Note exceeds the maximum permitted rate, such holder of the Note may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

Payments of principal of and interest on (except as otherwise provided herein) this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Payee shall have designated pursuant to Section 15.1 of the Note Purchase Agreement referred to below.

This Note is one of the Tranche B Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 6, 2007 (as from time to time amended, modified, restated or otherwise supplemented, the “Note Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Note Purchase Agreement), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (b) to have made the representations set forth in the Section 7 of the Note Purchase Agreement and (c) to have represented to the Company that it is not an ITG Competitor.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  This Note may be transferred or assigned only in accordance with the terms of the Note Purchase Agreement.

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

INTERNATIONAL TEXTILE GROUP, INC. By: _________________________ Name: Title: